UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska  68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 10/31/12

Item 1.  Reports to Stockholders.

Zeo Strategic Income Fund

Class I :	ZEOIX

SEMI-ANNUAL REPORT

OCTOBER 31, 2012

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Zeo Capital Advisors
1 Montgomery Street, Suite 3450
San Francisco, CA 94104
v. 415.875.5604, f. 347.412.7879

October 31, 2012

Dear Shareholders,

Approaching the end of 2012, we are reminded of Alphonse Karr's timeless and oft-repeated wisdom that "the more things change, the more they stay the same" (translated from his native French). We started the year with enormous uncertainty: Greece teetered on the brink; other European countries faced predictions of similar fates; the United States was consumed with a bruising and candidate-defining primary season; and the US economy was ascending or deteriorating, depending on who you spoke to and on what day.

Ten months later, much has changed: we have reached the end of a presidential election which has had more twists and turns than the most hair-raising rollercoasters; the European Central Bank moved to mitigate systemic risk posed by Greece; new conflicts have arisen around the world, most notably in the Middle East; and Congress and the White House dance on the edge of the so-called "fiscal cliff", playing a dangerous game of brinkmanship that poses a far greater threat to the fragile US recovery than anything happening overseas. And so, we are ending the year where we started, with enormous uncertainty, and with a definite feeling of déjà vu.

Performance Review

The Zeo Strategic Income Fund (the "Fund") had a total return of +2.14% in the six month period ending 10/31/2012. During the same period, the Barclays Capital U.S. Aggregate Bond Index (the "Benchmark") gained +2.75%. Notably, the Fund has exhibited roughly half the volatility (as measured by standard deviation of daily total returns) as the Benchmark in this period, further evidence that the portfolio continues to deliver the lower-volatility risk profile we seek to target.

As noted in our last letter, we entered the summer months in a defensive posture, and we were rewarded with some attractive entry points for investments we have been following for some time. Candidly, we have not seen the volatility we were expecting in the latter half of 2012, and investors continue to seek income wherever they can find it. This effect drove interest rates and credit spreads lower still, key drivers of the Benchmark's performance. Meanwhile, we attribute the Fund's performance largely to a credit selection process that enabled us to earn our yields in bonds that exhibited only minor market price movements, consistent with our cautious stance.

INVESTMENT OUTLOOK

As we watch the activity in the marketplace, whether we believe it to be justified or not, we are reminded of two (among many) basic truth of investing: (a) risk spreads and expected returns are measures of uncertainty, and (b) there is no free money. Bulls will note that, despite such high levels of uncertainty and increasing volatility, even if aided by a tailwind from the Federal Reserve, the markets are resilient and have avoided the meaningful correction many investors have been protecting against for over a year. We contend that the uncertainty still remaining points to levels of risk not consistent with principal protection for those investors who seek capital preservation.

Furthermore, trading volumes, both observed by us and as reported by the New York Stock Exchange (NYSE), continue to be anemic, with monthly volumes particularly low by historic standards in both August and October. While we don't put this forward as an actionable data point, it does bring to light our recurring theme that investors should beware of market movements in the absence of conviction. While volumes alone are not the sole indicator that market participants have or lack certainty, low volumes tend to make matters worse by exacerbating volatility in the markets at times when uncertainty is high.

While we don't hold ourselves out to be bearish, which requires a certain level of certainty to the downside, we remain firmly in the category of the cautious. While many investors continue to chase yield and lofty return expectations irrespective of the associated lofty risk, we find it impossible not to acknowledge high levels of uncertainty in the broader markets. We believe prudent investors will favor the types of fundamental investments left behind in such schizophrenic markets, positions with attractive but reasonable yields consistent with risk profiles that protect against or take advantage of the resulting volatility. Our portfolio is no exception; as we look forward to 2013, we believe the Fund is well positioned to capitalize on such opportunities with confidence.

We thank you for your support and confidence in our management.

Sincerely,

Venk

Venkatesh Reddy
Chief Investment Officer

1946-NLD-12/03/2012

Zeo Strategic Income Fund
PORTFOLIO REVIEW
October 31, 2012 (Unaudited)

The Fund's performance figures* for the period ending October 31, 2012, compared to its benchmark:

Annualized Average Returns:		Six Month	One Year	Inception** - October 31, 2012
Zeo Strategic Income Fund - Class I		2.14%	4.64%	2.95%
Barclays Capital U.S. Aggregate Bond Index		2.75%	5.25%	6.31%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-936-3863.

** Inception date is May 31, 2011.

Portfolio Composition	% of Net Assets
Bonds & Notes	48.6%
Convertible Bonds	30.3%
Term Loan	6.5%
Other, Cash & Cash Equivalents	14.6%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 2012 (Unaudited)
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 48.6%
	AIRLINES - 14.9%
$ 1,664,894	Continental Airlines 2006-1 Class G Pass Through Trust (a)	0.7683	6/2/2013	$ 1,631,596
3,676,000	JetBlue Airways B-1 (Spare Parts) Pass Through Trust (a,b)	3.2335	1/2/2014	3,565,720
				5,197,316
	ELECTRICAL COMPONENTS & EQUIPMENT - 5.1%
1,789,000	General Cable Corp. (a)	2.7353	4/1/2015	1,762,165

	ENTERTAINMENT - 5.6%
1,771,000	Lions Gate Entertainment, Inc.	10.2500	11/1/2016	1,970,237

	FOREST PRODUCTS & PAPER - 2.4%
826,000	Neenah Paper, Inc.	7.3750	11/15/2014	828,065

	HOME FURNISHINGS - 0.0%
10,000	Ethan Allen Global, Inc.	5.3750	10/1/2015	10,250

	INTERNET - 5.1%
1,476,000	Expedia, Inc.	7.4560	8/15/2018	1,763,169

	RETAIL - 15.5%
2,238,000	Collective Brands, Inc.	8.2500	8/1/2013	2,235,225
777,000	Dillard's, Inc.	6.6250	1/15/2018	830,419
2,308,000	Pep Boys - Manny, Moe & Jack	7.5000	12/15/2014	2,322,448
				5,388,092

	TOTAL BONDS & NOTES (Cost - $16,666,617)			16,919,294

	CONVERTIBLE BONDS - 30.3%
	CHEMICALS - 1.6%
556,000	Rentech, Inc.	4.0000	4/15/2013	555,305

	COMMERCIAL SERVICES - 4.7%
1,671,000	Live Nation Entertainment, Inc.	2.8750	7/15/2027	1,652,201

	COMPUTERS - 4.9%
1,728,000	SanDisk Corp.	1.0000	5/15/2013	1,719,360

	FOOD - 3.6%
2,713,000	Nash Finch Co. (a,c)	1.6314	3/15/2035	1,247,980

See accompanying notes to financial statements.
Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2012 (Unaudited)
Par Value		Coupon Rate (%)	Maturity	Value
	HEALTHCARE-SERVICES - 1.5%
$ 526,000	Five Star Quality Care, Inc.	3.7500	10/15/2026	$ 529,616

	MINING - 4.3%
1,500,000	Kinross Gold Corp.	1.7500	3/15/2028	1,501,875

	OIL & GAS - 4.8%
1,670,000	Carrizo Oil & Gas, Inc.	4.3750	6/1/2028	1,686,700

	PHARMACEUTICALS - 2.5%
864,000	Omnicare, Inc.	3.2500	12/15/2035	852,587

	TELECOMMUNICATIONS - 2.4%
839,000	Alcatel-Lucent USA, Inc.	2.8750	6/15/2025	819,074

	TOTAL CONVERTIBLE BONDS (Cost - $10,273,833)			10,564,698

	TERM LOAN - 6.5%
	RETAIL - 6.5%
2,250,000	Collective Brands, Inc. (Cost - $2,258,656) (a)	7.2500	9/19/2019	2,263,129

Shares
	SHORT-TERM INVESTMENTS - 13.7%
	MONEY MARKET FUND - 13.7%
4,780,402	Fidelity Institutional Money Market Government Portfolio , to yield 0.00% (d)
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,780,402)			4,780,402

	TOTAL INVESTMENTS - 99.1% (Cost - $33,979,508) (e)			$ 34,527,523
	OTHER ASSETS LESS LIABILITIES - 0.9%			313,910
	NET ASSETS - 100.0%			$ 34,841,433

(a)	Variable rate security - interest rate subject to periodic change.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions
	exempt from registration to qualified institutional buyers. At October 31, 2012 these securities amounted to $3,565,720 or 10.23% of net assets.
(c)	Step-coupon security - interest rate subject to periodic change.
(d)	Money Market Fund; Interest rate reflects seven-day effective yield on October 31, 2012.
(e)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:		$ 571,423
		Unrealized depreciation:		$ (23,408)
	Net unrealized appreciation:			$ 548,015

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2012 (Unaudited)

ASSETS
Investment securities:
At cost	$ 33,979,508
At value	$ 34,527,523
Receivable for Fund shares sold	234,496
Interest receivable	374,883
Prepaid expenses and other assets	2,703
TOTAL ASSETS	35,139,605

LIABILITIES
Investment advisory fees payable	31,331
Dividend payable	251,553
Fees payable to other affiliates	773
Accrued expenses and other liabilities	14,515
TOTAL LIABILITIES	298,172
NET ASSETS	$ 34,841,433

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 34,143,311
Undistributed net investment income	32,177
Accumulated net realized gain from security transactions	117,930
Net unrealized appreciation of investments	548,015
NET ASSETS	$ 34,841,433

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 34,841,433
Shares of beneficial interest outstanding	3,450,373
Net Asset Value (Net Assets / Shares Outstanding), Offering
and Redemption Price Per Share (a)	$ 10.10

(a) The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF OPERATIONS
For the Six Months Ended October 31, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$ 748,416
TOTAL INVESTMENT INCOME	748,416

EXPENSES
Investment advisory fees	170,047
Administrative services fees	20,808
Transfer agent fees	19,110
Professional fees	9,846
Compliance officer fees	6,640
Registration fees	5,895
Custodian fees	2,562
Trustees' fees and expenses	2,544
Insurance expense	1,120
Printing and postage expenses	1,041
Other expenses	1,068
TOTAL EXPENSES	240,681
Recaptured fees waived/expenses reimbursed	13,522
NET EXPENSES	254,203
NET INVESTMENT INCOME	494,213

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	16,097
Net change in unrealized appreciation of investments	199,526
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	215,623

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 709,836

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2012	Period Ended
	(Unaudited)	April 30, 2012 (a)
FROM OPERATIONS
Net investment income	$ 494,213	$ 390,710
Net realized gain from security transactions	16,097	101,833
Net change in unrealized appreciation of investments	199,526	348,489
Net increase in net assets resulting from operations	709,836	841,032

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(516,588)	(363,138)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,281,275	32,072,958
Net asset value of shares issued in
reinvestment of distributions to shareholders	481,010	335,088
Payments for shares redeemed	-	(40)
Net increase in net assets from shares of beneficial interest	1,762,285	32,408,006

TOTAL INCREASE IN NET ASSETS	1,955,533	32,885,900

NET ASSETS
Beginning of Period	32,885,900	-
End of Period*	$ 34,841,433	$ 32,885,900
* Includes undistributed net investment income of:	$ 32,177	$ 54,552

SHARE ACTIVITY
Shares Sold	126,799	3,241,968
Shares Reinvested	47,918	33,692
Shares Redeemed	-	(4)
Net increase in shares of beneficial interest outstanding	174,717	3,275,656

(a)	The Zeo Strategic Income Fund commenced operations on May 31, 2011.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class I
		Six Months Ended
		October 31, 2012		Period Ended
		(Unaudited)		April 30, 2012 (1)
Net asset value, beginning of period		$ 10.04		$ 10.00

Activity from investment operations:
	Net investment income (2)	0.15		0.19
	Net realized and unrealized
	gain on investments (3)	0.06		0.01
Total from investment operations		0.21		0.20

Less distributions from:
	Net investment income	(0.15)		(0.16)

Net asset value, end of period		$ 10.10		$ 10.04

Total return (4,5)		2.14%		2.03%

Net assets, end of period (000s)		$ 34,841		$ 32,886

Ratio of gross expenses to average net assets (6)		1.42%		1.87%

Ratio of net expenses to average net assets (6)		1.50%	(7)	1.50%

Ratio of net investment income to average net assets (6)		2.91%		2.13%

Portfolio turnover rate (5)		60%		108%

(1)	The Zeo Strategic Income Fund commenced operations on May 31, 2011.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(3)	The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the
	Statement of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of
	the Fund.
(4)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in share
	price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the Fund's expenses, total
	return would have been lower.
(5)	Not annualized.
(6)	Annualized.
(7)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2012 (Unaudited)

1.

ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund seeks income and moderate capital appreciation.  The Fund currently offers the Class I shares; commencing operations on May 31, 2011.  Class I shares are offered at net asset value.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012 (Unaudited)

adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2012 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 16,919,294	$ -	$ 16,919,294
Convertible Bonds	-	10,564,698	-	10,564,698
Term Loan	-	2,263,129	-	2,263,129
Short-Term Investments	4,780,402	-	-	4,780,402
Total	$ 4,780,402	$ 29,747,121	$ -	$ 34,527,523

 The Fund did not hold any Level 3 securities during the period.  There were no transfers into or out of Level 1 or Level 2 during the period.  It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

Security transactions and related income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012 (Unaudited)

Federal income tax – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions at U.S. Federal and Nebraska State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions to shareholders – Distributions from net investment income, if any, are declared and paid at least quarterly.  The Fund will declare and pay net realized capital gains, if any, annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012 (Unaudited)

3.  ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Zeo Capital Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million.  For the six months ended October 31, 2012, the Advisor earned advisory fees of $170,047.

Pursuant to the Operating Expense Limitation and Security Agreement (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.50% of average daily net assets for Class I shares, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.50% of average daily net assets for Class I shares.  If Fund Operating Expenses subsequently exceed 1.50% per annum of the Fund's average daily net assets for Class I shares, the reimbursements shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. For the six months ended October 31, 2012, the Advisor recaptured $13,522 for prior period expense reimbursements/waivers.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012 (Unaudited)

Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on April 30 of the following years:

April 30, 2015
Zeo Strategic Income Fund	$ 54,991

Trustees – Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit Committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, GemCom receives customary fees from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended October 31, 2012 amounted to $17,739,757 and $14,012,642, respectively.

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.  As of October 31, 2012, David R. Albin held approximately 66% of the voting securities of the Zeo Strategic Income Fund.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2012 (Unaudited)

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended was as follows:

April 30, 2012
Ordinary Income	$ 363,138
Total	$ 363,138

As of April 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss		Total
Ordinary	Long-Term	& Other	Carry	Unrealized	Accumulated
Income	Gains	Losses	Forwards	Appreciation	Earnings/(Deficits)
$ 145,530	$ 10,855	$ -	$ -	$ 348,489	$ 504,874

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, resulted in reclassifications for the period ended April 30, 2012 as follows: a decrease in paid-in capital of $26,980 and an increase in undistributed net investment income of $26,980.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Zeo Strategic Income Fund

EXPENSE EXAMPLES (Unaudited)

October 31, 2012

As a shareholder of the Zeo Strategic Income Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Zeo Strategic Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Zeo Strategic Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12 – 10/31/12	Fund’s Annualized Expense Ratio**
Class I	$1,000.00	$1,021.40	$7.64	1.50%

Hypothetical (5% return before expenses)	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period* 5/1/12 – 10/31/12	Fund’s Annualized Expense Ratio**
Class I	$1,000.00	$1,017.64	$7.63	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**Annualized.

Zeo Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

October 31, 2012

Approval of Advisory Agreement – Zeo Strategic Income Fund *

In connection with a regular meeting held on March 23, 2011, the Board of Trustees (the "Board") of the Northern Lights Fund Trust (the "Trust"), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the "Advisory Agreement") between Zeo Capital Advisors, LLC (the "Adviser") and the Trust, on behalf of the Zeo Strategic Income Fund (the "Fund"). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser; (b) the Fund's management fees and operating expenses compared with similar mutual funds; (c) arrangements in respect of the distribution of the Fund's shares; (d) the overall organization of the Adviser; and (e) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Funds, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreements included the following:

Nature, Extent and Quality of Services.   A presentation was given by representatives of the Adviser regarding the Fund’s investment objective and investment strategies.  The Trustees then discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its Fund management personnel. The Board then reviewed the capitalization of the Fund’s Adviser based on financial statements provided by the Adviser in the Board materials and concluded that the Fund’s Adviser were sufficiently capitalized (or had other financial resources) to meet its obligations to the Trust. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider investment performance of the Fund. However, the Board, including the Independent Trustees, considered the Adviser’s past performance with existing clients.  The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee on the first $250million and then 0.75% on assets greater than $250 million based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fee was acceptable in light of the quantity of the services the Fund expects to receive from the Adviser, and the level of fees paid by similar mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund, whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees considered, with respect to the Fund, the proposed advisory fees, other benefits to the adviser and expected asset levels. The Board also considered the expected impact of the expense limitation agreement on the adviser. The Board concluded that the Adviser’s expected level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and ass assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, concluded that the proposed fee structures are reasonable and that approval if the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR

Zeo Capital Advisors, LLC

1 Montgomery Street, Suite 3450

San Francisco, CA 94104

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/28/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/28/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/28/12